EXHIBIT 99.17

Exhibit A

SECURITY AGREEMENT

Continuity Logic, LLC, a New Jersey limited liability company (hereinafter referred to as “Debtor” or “Obligor”), for value received, hereby grants to Fision Corporation, a Delaware company (hereinafter referred to as “Secured Party”), a security interest in the following property:

All of Debtor’s right, title and interest in and to all of their Accounts Receivable. “Accounts Receivable” means all accounts (as that term is defined in the Uniform Commercial Code in effect from time to time in the State of Minnesota (“UCC”)), contract rights, documents, notes, drafts, and other obligations owed to or owned by Debtor arising from the sale of goods or the rendering of services by Debtor, all general intangibles relating to these obligations, all proceeds of these obligations, all guaranties for these obligations, and all rights represented by these obligations to secure the payment of that certain indebtedness evidenced by a note executed by Debtor in the original principal amount of Eighty Two Thousand Six Hundred ($82,600), executed prior to the signing of this Security Agreement, and any and all extensions or renewals thereof, and the obligations set forth in this Security Agreement, any and all other financial liabilities or obligations of the Debtor to the Secured Party direct or indirect, absolute or contingent, hereafter arising, , including any future indebtedness of the Debtor to the Secured Party (all hereinafter called the “Obligations”).

Debtor hereby warrants and agrees that:

1. The Accounts Receivable is acquired or to be received in the course of Debtor’s business. Secured Party and Debtor acknowledge that this lien is a FIRST LIEN on the Accounts Receivable, and that if the Debtor is in default of any obligations to the Secured Party, then the Secured Party shall have the right to direct the payments due under the accounts receivable to the Secured Party.

2. The Accounts Receivable will be kept at its current location; Debtor will promptly notify Secured Party of any change in the location of the Accounts Receivable within said state; and Debtor will not remove the Accounts Receivable from said state without the written consent of Secured Party.

3. Except for the security interest granted hereby, Debtor is the owner of the Accounts Receivable free from any adverse lien, security interest, or encumbrance; and Debtor will defend the Accounts Receivable against all claims and demands of all persons at any time claiming the same or any interest thereon.

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4. No Financing Statement covering any Accounts Receivable or any proceeds thereof is on file in any public office; Debtor authorizes Secured Party at Debtor’s expense to file any Financing Statement or Statements relating to the Accounts Receivable (without any Debtor’s signature thereon) which Secured Party deems appropriate, and Debtor irrevocably appoints Secured Party as Debtor’s attorney‑in‑fact to execute any such Financing Statement or Statements in Debtor’s name and to do such other acts and things, all as Secured Party may request, to establish and maintain a valid security interest in the Accounts Receivable (free of all other liens and claims whatsoever) to secure the payment of the Obligations, including, without limitation, deposit with Secured Party of any certificate of title issuable with respect to any of the Accounts Receivable and notation thereon of the security interest hereunder. For perfection purposes electronic, photographic or other reproduction of this Security Agreement or a financing statement will be sufficient to serve as a financing statement.

5. Debtor will not sell, transfer, or otherwise dispose of any of the Accounts Receivable or any interest therein, or offer so to do, without the prior written consent of Secured Party.

6. Debtor shall at all times keep the Accounts Receivable free from any further adverse lien, security interest, or encumbrance; and Debtor will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Accounts Receivable;; and will permit Secured Party or his agents to examine and inspect the Accounts Receivable and to audit and make abstracts of such records or any of the Debtor’s books, ledgers, reports, correspondence or other records at any time, wherever located, and in connection therewith, Secured Party or his agents may upon reasonable notice enter upon any premises of Debtor and Debtor expressly waive any and all claims for damage or trespass or other injury occasioned thereby, unless damage or injury was intentionally or negligently inflicted by Secured Party.

7. Debtor, upon demand, will also deliver to Secured Party any documents of title and any chattel paper representing or relating to the Accounts Receivable or any part thereof, schedules, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or relating to purchases or other acquisitions or sales, or leases or other dispositions of the Accounts Receivable and proceeds thereof and any and all other schedules, documents and statements which Secured Party may from time to time reasonably request.

8. Debtor shall be in default of this Agreement upon the happening of any of the following events or conditions after notice is given and a 10 day cure period has expired: (a) failure of any Obligor (which term as used herein shall mean each Debtor and each other party primarily or secondarily or contingently liable on any of the Obligations) to pay when due (whether by acceleration or otherwise), any amount payable on any of the Obligations including the Promissory Notes totaling $$$ at the time of execution of this agreement, or any Promissory notes between Debtor and Secured party issued after the date of this agreement; (b) any warranty, representation, or statement related to Debtor’s Accounts Receivable or finances that is or was made or furnished to Secured Party by or on behalf of any Obligor proves to have been false in any material respect when made or furnished; (c) sale or encumbrance of any of the Accounts Receivable, or the making of any levy, seizure, or attachment thereof or thereon; (d) the death of any Obligor; (e) the filing of any petition under the Bankruptcy Code, or any similar Federal or state statute, by or against any Obligor; (f) the filing of an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (g) the entry of a judgment greater than $100,000 against any Obligor; (h) the issuing of any attachment or garnishment or the filing of any lien, against any property of any Obligor in an amount greater than $100,000; (i) the taking of possession of any substantial part of the property of any Obligor at the instance of any government authority; (j) the dissolution, consolidation or reorganization of any Obligor.

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9. Upon the occurrence of any such default or upon the happening of any default as defined in any note evidencing any of the Obligations or in any other agreement or instrument securing or otherwise related to any of the Obligations, or at any time thereafter, Secured Party may, at his option, declare all Obligations of each Debtor to Secured Party immediately due and payable and the same thereupon shall become and be due and payable (but with such adjustments, if any, with respect to interest, or other charges as may be provided for in the note or other writing evidencing such liability); shall have the remedies of a secured party under the Uniform Commercial Code of Minnesota and any and all rights and remedies available to him under any other applicable law; may set off against the Obligations, all monies then owed to Debtor by Secured Party in any capacity whether or not due and Secured Party shall be deemed to have exercised his right of set‑off immediately at the time his right to such election accrues even though charge is made or entered on the books of Secured Party subsequent thereto; and upon request or demand of Secured Party, Debtor shall, at his expense, assemble the Accounts Receivable and make it available to Secured Party at a convenient place acceptable to Secured Party; and Debtor shall promptly pay all expenses of retaking, holding, preparing for sale, selling, or the like, all expenses of collection of any and all the Obligations, all expenses of any repairs to any of the Accounts Receivable and expenses of any repairs to any realty or other property to which any of the Accounts Receivable may be affixed or be a part and all other expenses of enforcement of rights hereunder. Expenses of retaking, holding, preparing for sale, selling or the like, expenses of collection and other expenses of enforcement of rights hereunder shall include Secured Party’s reasonable attorney’s fees and legal expenses. In connection with the exercise of any rights available upon default, Secured Party or his agent may, upon reasonable notice, enter upon the premises of Debtor and Debtor expressly waive any and all claims for damage, trespass or other injury occasioned thereby. Unless the Accounts Receivable is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at Continuity Logic, 55 Lane Road, Suite 303, Fairfield, NJ 07004, Attn: Peter Christensen at least five (5) days before the time of the sale or disposition. Upon disposition of any Accounts Receivable, Debtor shall be and remain liable for any deficiency; and Secured Party shall account to Debtor for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the Obligations of each Debtor to Secured Party, whether or not they, or any of them, be then due, or in such order of application as Secured Party may from time to time elect.

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10. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this Agreement, the term “Debtor” shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural. If this Agreement is not dated when executed by the Debtor, the Secured Party is authorized, without notice to the Debtor, to date this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of his successors and assigns; and all Obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

11. This Agreement has been delivered in the State of Minnesota and shall be construed in accordance with the laws of Minnesota. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement may not be modified or amended nor shall any provision of it be waived except by a writing signed by the parties. Venue for the enforcement of this Agreement shall be fixed, at the option of Secured Party, in Minneapolis, Minnesota.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the 27th day of November, 2018.

WITNESSES:

Signed, Sealed and Delivered

in the Presence of:

Continuity Logic, LLC

/s/ Tina Piccininni	By:	/s/ Peter Christensen

Print Name Tina Piccininni		Print Name Peter Christensen, Chairman

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